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                                                                    Exhibit 21


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                               SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                               ----------------------------------------------

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                                                  STATE OF             DOING BUSINESS
NAME OF COMPANY                                INCORPORATION           UNDER NAME OF
---------------                                -------------           --------------

Anheuser-Busch, Incorporated                    Missouri               Anheuser-Busch, Incorporated

Anheuser-Busch Asia, Inc.                       Delaware               Anheuser-Busch Asia, Inc.

Anheuser-Busch Australia Limited                Delaware               Anheuser-Busch Australia Limited

Anheuser-Busch Brasil Holdings Ltda.            Brazil                 Anheuser-Busch Brasil Holdings Ltda.

Anheuser-Busch Canada, Inc.                     Delaware               Anheuser-Busch Canada, Inc.

Anheuser-Busch Distributors of                  Delaware               Anheuser-Busch Sales and Service
  New York, Inc.                                                         of New York, Inc.

Anheuser-Busch Europe, Inc.                     Delaware               Anheuser-Busch Europe, Inc.

Anheuser-Busch Europe Limited                   United Kingdom         Anheuser-Busch Europe Limited

Anheuser-Busch Florida Investment               Florida                Anheuser-Busch Florida Investment
  Capital Corporation                                                    Capital Corporation

Anheuser-Busch Import Investments,              Delaware               Anheuser-Busch Import Investments,
  Inc.                                                                   Inc.

Anheuser-Busch International, Inc.              Delaware               Anheuser-Busch International, Inc.

Anheuser-Busch International                    Delaware               Anheuser-Busch International
  Holdings, Inc.                                                         Holdings, Inc.

Anheuser-Busch International                    Chile                  Anheuser-Busch International
  Holdings, Inc. Chile I Limitada                                        Holdings, Inc. Chile I Limitada

Anheuser-Busch International                    Chile                  Anheuser-Busch International
  Holdings, Inc. Chile II Limitada                                       Holdings, Inc. Chile II Limitada

Anheuser-Busch Investments, S.L.                Barcelona, Spain       Anheuser-Busch Investments, S.L.

Anheuser-Busch Latin American                   Delaware               Anheuser-Busch Latin American
  Development Corporation                                                Development Corporation



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                               SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                               ----------------------------------------------

                                                  STATE OF             DOING BUSINESS
NAME OF COMPANY                                INCORPORATION           UNDER NAME OF
---------------                                -------------           --------------

Anheuser-Busch Mexico, Inc.                     Delaware               Anheuser-Busch Mexico, Inc.

Anheuser-Busch Overseas                         Delaware               Anheuser-Busch Overseas
  Holdings, L.L.C.                                                       Holdings, L.L.C.

Anheuser-Busch Packaging                        Delaware               Anheuser-Busch Packaging
  Group, Inc.                                                             Group, Inc.

Anheuser-Busch Recycling                        Ohio                   Anheuser-Busch Recycling
  Corporation                                                            Corporation

Anheuser-Busch River North                      Delaware               River North Distributing Company
  Investment Capital Corporation

Anheuser-Busch Sales of Hawaii, Inc.            Delaware               Anheuser-Busch Sales of Hawaii, Inc.

Anheuser-Busch San Diego                        Delaware               Anheuser-Busch Sales of San Diego
  Wholesaler Development Corporation

Anheuser-Busch Spanish Holdings,                Delaware               Anheuser-Busch Spanish Holdings,
  Inc.                                                                   Inc.

Anheuser-Busch Wholesaler                       Delaware               Anheuser-Busch Wholesaler
  Development Corp.                                                      Development Corp.

Anheuser-Busch Wholesaler                       Delaware               Anheuser-Busch Wholesaler
  Development Corp. III                                                  Development Corp. III

Anheuser-Busch Wholesaler                       Delaware               Anheuser-Busch Wholesaler
  Development Corp. IV                                                   Development Corp. IV

Anheuser-Busch Wisconsin                        Wisconsin              Anheuser-Busch Wisconsin
  Investment Capital Corporation                                         Investment Capital Corporation

Anheuser-Busch World Trade Ltd.                 Delaware               Anheuser-Busch World Trade Ltd.

August A. Busch & Co. of                        Massachusetts          August A. Busch & Co. of
  Massachusetts, Inc.                                                    Massachusetts, Inc.




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                               SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                               ----------------------------------------------

                                                  STATE OF             DOING BUSINESS
NAME OF COMPANY                                INCORPORATION           UNDER NAME OF
---------------                                -------------           --------------


Bannon Corporation                              Delaware               Bannon Corporation

BARI-Canada, Inc.                               Delaware               BARI-Canada, Inc.

Bevo Music, Inc.                                Delaware               Bevo Music, Inc.

Bow Tie Music, Inc.                             Delaware               Bow Tie Music, Inc.

Budweiser Brasil Ltda.                          Brazil                 Budweiser Brasil Ltda.

Budweiser Philippines, Inc.                     Delaware               Budweiser Philippines, Inc.

Budweiser Wuhan International                   China                  Budweiser Wuhan International
  Brewing Company Limited                                                Brewing Company Limited

Busch Agricultural Resources, Inc.              Delaware               Busch Agricultural Resources, Inc.

Busch Agricultural Resources                    Delaware               Busch Agricultural Resources
  International, Inc.                                                    International, Inc.

Busch Entertainment Corporation                 Delaware               Busch Entertainment Corporation

Busch International Sales                       Delaware               Busch International Sales
  Corporation                                                            Corporation

Busch Investment Corporation                    Delaware               Busch Investment Corporation

Busch Mechanical Services, Inc.                 Delaware               Busch Mechanical Services, Inc.

Busch Media Group, Inc.                         Delaware               Busch Media Group, Inc.

Busch Properties, Inc.                          Delaware               Busch Properties, Inc.

Busch Properties of Florida, Inc.               Florida                Busch Properties of Florida, Inc.

Civic Center Corporation                        Missouri               Civic Center Corporation

Consolidated Farms, Inc.                        Delaware               Elk Mountain Farms, Inc.




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                               SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                               ----------------------------------------------

                                                  STATE OF             DOING BUSINESS
NAME OF COMPANY                                INCORPORATION           UNDER NAME OF
---------------                                -------------           --------------


Eagle Packaging, Inc.                           Delaware               Eagle Packaging, Inc.

Eagle Snacks, Inc.                              Delaware               Eagle Snacks, Inc.

Glass Container Corporation                     Delaware               Longhorn Glass Corporation

HSH of Orlando, Inc.                            Florida                HSH of Orlando, Inc.

ILH Company                                     Florida                ILH Company

Kingsmill Realty, Inc.                          Virginia               Kingsmill Realty, Inc.

Langhorne Food Services, Inc.                   Delaware               Langhorne Food Services, Inc.

Litchfield Development Corporation              Delaware               Litchfield Development Corporation

Manufacturers Cartage Company                   Missouri               Manufacturers Cartage Company

Manufacturers Railway Company                   Missouri               Manufacturers Railway Company

Metal Container Corporation                     Delaware               Metal Container Corporation

Metal Container Corporation of                  California             Metal Container Corporation of
  California                                                             California

M.R.S. Redevelopment Corporation                Missouri               M.R.S. Redevelopment Corporation

Nutri-Turf, Inc.                                Delaware               Nutri-Turf, Inc.

PBP, Inc.                                       Delaware               PBP, Inc.

Pacific International Rice Mills, Inc.          Delaware               Pacific International Rice Mills, Inc.

Pestalozzi Street Insurance                     Bermuda                Pestalozzi Street Insurance
  Company, Ltd.                                                          Company, Ltd.

Precision Printing and Packaging, Inc.          Delaware               Precision Printing and Packaging, Inc.




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                               SUBSIDIARIES OF ANHEUSER-BUSCH COMPANIES, INC.
                               ----------------------------------------------

                                                  STATE OF             DOING BUSINESS
NAME OF COMPANY                                INCORPORATION           UNDER NAME OF
---------------                                -------------           --------------

Promoclonesy Desarrollos Mexico                 Mexico                 Promoclonesy Desarrollos Mexico
  de Mexicali, S. de R. L. de C. V.                                     de Mexicali, S. de R. L. de C. V.

PSB, Inc.                                       Washington             PSB, Inc.

Puget Sound Beverages, Inc.                     Washington             Puget Sound Beverages, Inc.

SeaWorld, Inc.                                  Delaware               SeaWorld, Inc.

SeaWorld of Florida, Inc.                       Florida                SeaWorld of Florida, Inc.

SeaWorld of Texas, Inc.                         Delaware               SeaWorld of Texas, Inc.

SFKBPP, Inc.                                    Missouri               SFKBPP, Inc.

Somerset Distributors, L.L.C.                   Delaware               Anheuser-Busch Sales, Beach Cities

Stag Brewing Company Limited                    England                Budweiser Stag Brewing
                                                                         Company Limited

St. Louis Refrigerator Car Company              Delaware               St. Louis Refrigerator Car Company

Tune Out Music, Inc.                            Delaware               Tune Out Music, Inc.

Wholesaler Equity Development                   Delaware               Wholesaler Equity Development
  Corporation                                                            Corporation

Williamsburg Transport, Inc.                    Virginia               Williamsburg Transport, Inc.
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